Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 — SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date these consolidated financial statements are issued and determined that there have been no events that have occurred that would require adjustments to or disclosure in the consolidated financial statements except for the following:

Bank loans

On February 9, 2026, the Company entered into a loan agreement with the Bank of Communications to obtain a loan of $285,996 (RMB 2,000,000) with a maturity date on June 26, 2026 at fixed annual interest rate of 2.20%. Mr. Yujun Xiao, the CEO of the Company, and Ms. Yinglai Wang, the shareholder of the Company, guaranteed the repayment of the loan.

On March 26, 2026, the Company entered into a loan agreement with the Bank of Jiangsu to obtain a loan of $428,994 (RMB 3,000,000) with a maturity date on March 25, 2027 at fixed annual interest rate of 2.30%. Mr. Yujun Xiao, the CEO of the Company, and Ms. Yinglai Wang, the shareholder of the Company, guaranteed the repayment of the loan.

On March 26, 2026, the Company entered into a securities purchase agreement with an unrelated third-party investor for a registered direct offering of (i) 520,000 Ordinary Shares at US$1.50 per share and (ii) pre-funded warrants to purchase up to 2,080,000 Ordinary Shares at US$1.4999975 per warrant. The pre-funded warrants are immediately exercisable at US$0.0000025 per share and expire upon full exercise.

The aggregate offering price is approximately US$3.9 million. As of the date of this annual report, the Company has received gross proceeds of approximately US$2,000,000; however, the offering has not yet closed, and no securities have been issued. The remaining proceeds are expected to be received upon closing. Net proceeds (after estimated offering expenses of approximately US$81,430) will be used for working capital and general corporate purposes.